UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
November 17, 2016
Steadfast Apartment REIT III, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-207952	47-4871012
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.
     On November 17, 2016, Steadfast Apartment REIT III, Inc. (the “Company”), through its consolidated subsidiary, acquired a fee simple interest in the Bristol Village Apartments (“Bristol Village”). The Company is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 22, 2016, to provide the required financial information related to the acquisition of Bristol Village.
This Current Report on Form 8-K/A hereby amends the Company’s Current Report on Form 8-K relating to the acquisition of Bristol Village, filed with the SEC on November 22, 2016.
(a)     Financial Statements of Real Estate Acquired.

Bristol Village

Report of Independent Auditors	F-1
Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2016 (unaudited) and the Year Ended December 31, 2015	F-2
Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2016 (unaudited) and the Year Ended December 31, 2015	F-3

(b)     Pro Forma Financial Information.

Steadfast Apartment REIT III, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-5
Unaudited Pro Forma Balance Sheet as of September 30, 2016	F-6
Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2016	F-8
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2015	F-10

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Apartment REIT III, Inc.
We have audited the accompanying statement of revenues over certain operating expenses of the Bristol Village Apartments (“Bristol Village”) for the year ended December 31, 2015, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses of Bristol Village as described in Note 2 for the year ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of Bristol Village’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Ernst & Young LLP
Irvine, California
January 9, 2017

BRISTOL VILLAGE
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Nine Months Ended September 30, 2016	For the Year Ended December 31, 2015
	(unaudited)
Revenues:
Rental income	$2,551,043	$3,104,441
Tenant reimbursements and other	337,135	423,674
Total revenues	2,888,178	3,528,115

Expenses:
Operating, maintenance and management	693,048	937,339
Real estate taxes and insurance	219,180	262,443
General and administrative expenses	50,519	70,055
Total expenses	962,747	1,269,837
Revenues over certain operating expenses	$1,925,431	$2,258,278
See accompanying notes to statements of revenues over certain operating expenses.

BRISTOL VILLAGE
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2016 (unaudited)
and the Year Ended December 31, 2015
1.     DESCRIPTION OF REAL ESTATE PROPERTY
On November 17, 2016, Steadfast Apartment REIT III, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Aurora, Colorado, commonly known as the Bristol Village Apartments (“Bristol Village”) for an aggregate purchase price of $47,400,000, exclusive of closing costs. The Company financed the payment of the purchase price for Bristol Village with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $35,016,000.
Bristol Village was constructed in 2003 and is composed of 10 three-story residential buildings. Bristol Village contains 240 apartments consisting of 96 one-bedroom apartments, 138 two-bedroom apartments and 6 three-bedroom apartments. The apartments range in size from 675 to 1,218 square feet and average 901 square feet.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily and senior-living sectors, located throughout the United States.
2.     BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
Bristol Village is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of Bristol Village. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Bristol Village.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2016 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) Bristol Village was acquired from an unaffiliated party; and (2) based on due diligence of Bristol Village conducted by the Company, management is not aware of any material factors relating to Bristol Village that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.
3.     SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
Bristol Village leases residential apartment homes under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other income consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.

Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4.     COMMITMENTS AND CONTINGENCIES
Litigation
Bristol Village may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to Bristol Village that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to Bristol Village could result in future environmental liabilities.
5.     SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on January 9, 2017.

STEADFAST APARTMENT REIT III, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Post-Effective Amendment No. 2. to Form S-11 filed with the SEC on June 21, 2016 and the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2016, which was filed with the SEC on November 10, 2016. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Bristol Village, which are included herein.
The unaudited pro forma balance sheet as of September 30, 2016 has been prepared to give effect to the acquisition of Bristol Village, which occurred on November 17, 2016, as if such acquisition occurred on September 30, 2016.
The unaudited pro forma statements of operations for the nine months ended September 30, 2016 and for the year ended December 31, 2015 have been prepared to give effect to the acquisition of Bristol Village as if the acquisition occurred on January 1, 2015.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Bristol Village been consummated as of January 1, 2015.

STEADFAST APARTMENT REIT III, INC.
UNAUDITED PRO FORMA BALANCE SHEET

As of September 30, 2016

	Steadfast Apartment REIT III, Inc. Historical (a)	Pro Forma Adjustments
		Bristol Village (b)		Offering Proceeds (c)	Pro Forma Total
Assets:
Real Estate:
Land	$892,666	$4,234,471		$—	$5,127,137
Building and improvements	6,561,187	42,254,794		—	48,815,981
Tenant origination and absorption costs	200,503	910,735		—	1,111,238
Total real estate, cost	7,654,356	47,400,000		—	55,054,356
Less accumulated depreciation and amortization	(237,091)	—		—	(237,091)
Total real estate, net	7,417,265	47,400,000		—	54,817,265
Cash and cash equivalents	19,548,899	(12,802,998)		13,141,053	19,886,954
Restricted cash	255,488	120,120		—	375,608
Rents and other receivables	239,014	26,251		—	265,265
Other assets	56,387	270,770		—	327,157
Total assets	$27,517,053	$35,014,143		$13,141,053	$75,672,249

Liabilities:
Accounts payable and accrued liabilities	$374,035	$317,037		$—	$691,072
Mortgage notes payable, net	5,645,833	34,840,920			40,486,753
Distributions payable	101,659	—		—	101,659
Due to affiliates	1,592,025	975,007	(d)	—	2,567,032
Total liabilities	7,713,552	36,132,964		—	43,846,516
Commitments and Contingencies
Redeemable common stock	70,228	—		—	70,228
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized, no shares issued and outstanding	—	—		—	—
Class A common stock, $0.01 par value per share; 480,000,000 shares authorized, 669,640 shares issued and outstanding and 1,002,834 pro forma shares as of September 30, 2016	6,696	—		3,332	10,028
Class R common stock, $0.01 par value per share; 240,000,000 shares authorized, 43,337 shares issued and outstanding and 77,353 pro forma shares as of September 30, 2016	433	—		341	774
Class T common stock, $0.01 par value per share; 480,000,000 shares authorized, 334,657 shares issued and outstanding and 601,065 pro forma shares as of September 30, 2016	3,347	—		2,664	6,011
Additional paid-in capital	21,342,966	—		13,134,716	34,477,682
Cumulative distributions and net losses	(1,620,169)	(1,118,821)	(d)	—	(2,738,990)
Total stockholders’ equity	19,733,273	(1,118,821)		13,141,053	31,755,505
Total liabilities and stockholders’ equity	$27,517,053	$35,014,143		$13,141,053	$75,672,249

STEADFAST APARTMENT REIT III, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2016

(a)	Historical financial information as of September 30, 2016, derived from the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2016.

(b)
Represents adjustments to the balance sheet of the Company to give effect to the acquisition of Bristol Village and related cash, other assets and liabilities as if the acquisition had occurred on September 30, 2016. The aggregate purchase price of Bristol Village, exclusive of closing and other acquisition costs, was $47.4 million, and was funded with proceeds from the Company’s public offering and with financing in the amount of approximately $35.0 million. The Company recorded the cost of tangible assets and identifiable intangible assets acquired based on their estimated fair values. The purchase price allocation for this acquisition is preliminary and subject to change.

(c)	The pro forma adjustments assume the actual net proceeds raised in the Company’s public offering during the period from October 1, 2016 through November 17, 2016 were raised as of September 30, 2016.

(d)	Represents the acquisition related fees and expenses incurred in connection with the acquisition of Bristol Village not included in the historical results of the Company.

STEADFAST APARTMENT REIT III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2016

	Steadfast Apartment REIT III, Inc. Historical (a)	Bristol Village (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$412,912	$2,551,043	$—		$2,963,955
Tenant reimbursements and other	24,335	337,135	—		361,470
Total revenues	437,247	2,888,178	—		3,325,425
Expenses:
Operating, maintenance and management	161,393	693,048	(72,323)	(c)	782,118
Real estate taxes and insurance	64,607	219,180	81,889	(d)	365,676
Fees to affiliates	212,457	—	273,115	(e)	485,572
Depreciation and amortization	237,091	—	1,142,572	(f)	1,379,663
Interest expense	74,575	—	732,996	(g)	807,571
General and administrative expenses	854,543	50,519	(36,358)	(h)	868,704
Acquisition costs	209,875	—	—		209,875
Total expenses	1,814,541	962,747	2,121,891		4,899,179
Net (loss) income	(1,377,294)	1,925,431	(2,121,891)		(1,573,754)
Net loss attributable to noncontrolling interest	(100)	—	—		(100)
Net loss attributable to common stockholders	$(1,377,194)	$1,925,431	$(2,121,891)		$(1,573,654)

Net loss attributable to Class A common stockholders — basic and diluted	$(1,030,947)				$(938,654)
Net loss per Class A common share — basic and diluted	$(5.98)				$(0.88)
Weighted average number of Class A common shares outstanding — basic and diluted	171,215				1,002,834	(i)

Net loss attributable to Class R common stockholders — basic and diluted	$(13,148)				$(72,402)
Net loss per Class R common share — basic and diluted	$(6.08)				$(1.06)
Weighted average number of Class R common shares outstanding — basic and diluted	2,184				77,353	(i)

Net loss attributable to Class T common stockholders — basic and diluted	$(333,099)				$(562,598)
Net loss per Class T common share — basic and diluted	$(6.16)				$(1.01)
Weighted average number of Class T common shares outstanding — basic and diluted	55,320				601,065	(i)

STEADFAST APARTMENT REIT III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2016

(a)	Historical financial information for the nine months ended September 30, 2016 derived from the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2016.

(b)	Represents the historical operations of Bristol Village under the previous owners as reported in the statements of revenues over certain operating expenses.

(c)
Represents the exclusion of property management fees recorded in the historical operations of the previous owners that are not comparable to the expense the Company expects to incur in the future operations of Bristol Village.

(d)
Represents additional real estate taxes and insurance expense (not reflected in the historical operations of the previous owners or the Company) for the nine months ended September 30, 2016, based on management estimates as if Bristol Village was acquired on January 1, 2015.

(e)
Represents adjustments made to fees to affiliates for the nine months ended September 30, 2016 to include the fees to affiliates (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2016 that would be due to affiliates had Bristol Village been acquired on January 1, 2015. The pro forma total fees to affiliates are as follows:

•
Investment Management Fees: Investment management fees are payable to Steadfast Apartment Advisor III, LLC (“Advisor”) based on an annual fee, payable monthly, of 0.50% of the acquisition cost of Bristol Village, including acquisition fees, acquisition expenses and any debt attributable to Bristol Village, as set out in the Advisory Agreement by and among the Company, its operating partnership and the Advisor (“Advisory Agreement”).

•
Property Management Fees: Property management fees are payable to the Company’s affiliated property manager based on 3.0% of the monthly gross revenues of Bristol Village, as set out in the Property Management Agreement for the property (the “Property Management Agreement”).

The investment management fees that would have been payable to the Advisor and the property management fees that would have been payable to the affiliated property manager were:

For the Nine Months Ended September 30, 2016
Investment Management Fees	$186,470
Property Management Fees	86,645
$273,115

(f)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2016, as if Bristol Village was acquired on January 1, 2015.

Depreciation expense on the purchase price of building and furniture and fixtures is recognized using the straight-line method over an estimated useful life of 30 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(g)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2016, as if the $35.0 million loan attributable to Bristol Village was borrowed on January 1, 2015.

(h)
Represents the exclusion of asset management fees recorded in the historical operations of the previous owners that are not comparable to the expense the Company expects to incur in the future operations of Bristol Village.

(i)
Represents the actual number of shares of the Company’s common stock outstanding as of November 17, 2016. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2015.

STEADFAST APARTMENT REIT III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

	Steadfast Apartment REIT III, Inc. Historical (a)	Bristol Village (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$—	$3,104,441	$—		$3,104,441
Tenant reimbursements and other	—	423,674	—		423,674
Total revenues	—	3,528,115	—		3,528,115
Expenses:
Operating, maintenance and management	—	937,339	(93,634)	(c)	843,705
Real estate taxes and insurance	—	262,443	138,982	(d)	401,425
Fees to affiliates	—	—	1,329,477	(e)	1,329,477
Depreciation and amortization	—	—	2,434,164	(f)	2,434,164
Interest expense	—	—	972,965	(g)	972,965
General and administrative expenses	—	70,055	(44,149)	(h)	25,906
Acquisition costs	—	—	273,864	(i)	273,864
Total expenses	—	1,269,837	5,011,669		6,281,506
Net (loss) income	—	2,258,278	(5,011,669)		(2,753,391)
Net loss attributable to noncontrolling interest	—	—	—		—
Net loss attributable to common stockholders	$—	$2,258,278	$(5,011,669)		$(2,753,391)

Net loss attributable to Class A common stockholders — basic and diluted	$—				$(1,642,345)
Net loss per Class A common share — basic and diluted	$—				$(1.58)
Weighted average number of Class A common shares outstanding — basic and diluted	—				1,002,834	(j)

Net loss attributable to Class R common stockholders — basic and diluted	$—				$(126,681)
Net loss per Class R common share — basic and diluted	$—				$(1.76)
Weighted average number of Class R common shares outstanding — basic and diluted	—				77,353	(j)

Net loss attributable to Class T common stockholders — basic and diluted	$—				$(984,366)
Net loss per Class T common share — basic and diluted	$—				$(1.72)
Weighted average number of Class T common shares outstanding — basic and diluted	—				601,065	(j)

STEADFAST APARTMENT REIT III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

(a)	Historical financial information for the year ended December 31, 2015 derived from the Company’s Post-Effective Amendment No. 2. to Form S-11 filed with the SEC on June 21, 2016.

(b)	Represents the historical operations of Bristol Village under the previous owners as reported in the statements of revenues over certain operating expenses.

(c)
Represents the exclusion of property management fees recorded in the historical operations of the previous owners of Bristol Village that are not comparable to the expense the Company expects to incur in the future operations of Bristol Village.

(d)
Represents additional real estate taxes and insurance expense (not reflected in the historical operations of the previous owners of Bristol Village) for the year ended December 31, 2015, based on management estimates as if Bristol Village was acquired on January 1, 2015.

(e)
Represents fees to affiliates (not reflected in the historical statement of operations of the previous owners of Bristol Village or the Company) for the year ended December 31, 2015 that would be due to affiliates had Bristol Village been acquired on January 1, 2015. The pro forma total fees to affiliates are as follows:

•
Acquisition Fees: Acquisition fees are payable based on 2.0% of the sum of the acquisition costs of Bristol Village including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Advisor being subject to a limitation of 6.0% of the contract purchase price), as set out in the Advisory Agreement.

•
Investment Management Fees: Investment management fees are payable to the Advisor based on an annual fee, payable monthly, of 0.5% of the acquisition cost of Bristol Village, including acquisition fees, acquisition expenses and any debt attributable to Bristol Village, as set out in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the Company’s affiliated property manager based on 3.0% of the monthly gross revenues of Bristol Village as set out in the Property Management Agreement.

The acquisition fees and investment management fees that would be due to the Advisor and the property management fees that would be due to the affiliated property manager had Bristol Village been acquired on January 1, 2015 were:

For the Year Ended December 31, 2015
Acquisition Fees	$975,007
Investment Management Fees	248,627
Property Management Fees	105,843
Total	$1,329,477

(f)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2015, as if Bristol Village was acquired on January 1, 2015.

Depreciation expense on the purchase price of building and furniture and fixtures is recognized using the straight-line method over an estimated useful life of 30 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(g)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2015, as if the $35.0 million loan attributable to Bristol Village was borrowed on January 1, 2015.

(h)
Represents the exclusion of asset management fees recorded in the historical operations of the previous owners that are not comparable to the expense the Company expects to incur in the future operations of Bristol Village.

(i)
Represents adjustments made to acquisition costs (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2015, to include those amounts incurred by the Company that were attributable to Bristol Village, as if the property had been acquired on January 1, 2015.

(j)
Represents the actual number of shares of the Company’s common stock outstanding as of November 17, 2016. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2015.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT III, INC.

Date:	January 9, 2017	By:	/s/ Kevin J. Keating
Kevin J. Keating
Treasurer
(Principal Financial Officer and Accounting Officer)